UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05715
The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Mario J. Gabelli, CFA
The Gabelli Convertible and Income Securities Fund Inc.
Annual Report – December 31, 2009
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009.
Investment Performance
     For the year ended December 31, 2009, The Gabelli Convertible and Income Securities Fund’s (the “Fund”) net asset value (“NAV”) total return was 23.8% and the total return for the Fund’s publicly traded shares was 13.2%, compared with gains of 26.5%, 4.5%, and 41.1% for the S&P 500 Index, the Barclays Capital Government/Corporate Bond Index, and the Lipper Convertible Securities Fund Average, respectively. On December 31, 2009, the Fund’s NAV per share was $5.94, while the price of the publicly traded shares closed at $5.81 on the New York Stock Exchange (“NYSE”).

Sincerely yours,

Bruce N. Alpert
February 19, 2010	President
Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

										Since
										Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year		20 Year		(07/03/89)
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	3.80%	23.79%	(1.28)%	3.17%	3.25%	5.55%		6.35%		6.50%
Investment Total Return (c)	4.22	13.16	(4.41)	0.31	3.49	N/A	(d)	N/A	(d)	5.02	(d)
S&P 500 Index	6.04	26.47	(5.62)	0.42	(0.95)	8.04		8.20		8.64	(e)
Barclays Capital Government/Corporate Bond Index	(0.21)	4.52	5.81	4.71	6.34	6.76		7.00		7.05	(e)
Lipper Convertible Securities Fund Average	4.88	41.09	(0.24)	2.53	3.33	7.71		8.45		8.47	(e)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.

(d)	The Fund converted to closed-end status on March 31, 1995 and had no operating history on the NYSE prior to that date.

(e)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2009:

U.S Government Obligations	33.1%
Energy and Utilities	10.5%
Health Care	7.9%
Financial Services	7.5%
Diversified Industrial	6.3%
Retail	4.4%
Computer Hardware	3.8%
Broadcasting	3.7%
Automotive: Parts and Accessories	3.5%
Telecommunications	2.9%
Food and Beverage	2.8%
Specialty Chemicals	2.3%
Aerospace	1.9%
Real Estate	1.3%
Consumer Products	1.3%
Business Services	1.1%
Transportation	1.0%
Hotels and Gaming	0.9%
Communications Equipment	0.9%
Electronics	0.7%
Automotive	0.6%
Computer Software and Services	0.5%
Environmental Services	0.4%
Cable and Satellite	0.3%
Metals and Mining	0.2%
Equipment and Supplies	0.1%
Entertainment	0.1%
Manufactured Housing and Recreational Vehicles	0.0%
Wireless Communications	0.0%
Agriculture	0.0%
Machinery	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2009

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 27.2%
	Aerospace — 1.0%
$1,000,000	GenCorp Inc., Sub. Deb. Cv., 4.000%, 01/16/24	$835,374	$1,003,750

	Automotive — 0.6%
600,000	Navistar International Corp., Sub. Deb. Cv., 3.000%, 10/15/14	595,377	623,250

	Automotive: Parts and Accessories — 2.4%
150,000	Johnson Controls Inc., Cv., 6.500%, 09/30/12	150,895	381,750
2,114,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11	2,044,972	2,095,502

		2,195,867	2,477,252

	Broadcasting — 3.7%
4,500,000	Sinclair Broadcast Group Inc., Sub. Deb. Cv., 6.000%, 09/15/12	4,018,874	3,751,875
100,000	Sirius XM Radio Inc., Sub. Deb. Cv., 7.000%, 12/01/14 (b)	74,264	77,750

		4,093,138	3,829,625

	Business Services — 1.0%
1,000,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	952,252	998,750

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv., 3.250%, 05/01/21† (a)	127,000	0

	Computer Hardware — 2.9%
3,500,000	SanDisk Corp., Cv., 1.000%, 05/15/13	2,346,343	2,935,625

	Consumer Products — 0.2%
200,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17 (b)	175,564	183,500

	Diversified Industrial — 4.2%
100,000	Griffon Corp., Ser. 2nd, Sub. Deb. Cv., 4.000%, 07/18/23	93,462	100,875
3,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	3,000,000	3,176,250
1,400,000	Roper Industries Inc., Sub. Deb. Cv. (STEP), Zero Coupon, 01/15/34	829,277	918,750
50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	50,000	80,812
100,000	Trinity Industries Inc., Sub. Deb. Cv., 3.875%, 06/01/36	71,051	75,250

		4,043,790	4,351,937

	Electronics — 0.1%
100,000	Intel Corp., Sub. Deb. Cv., 3.250%, 08/01/39 (b)	106,951	115,375

	Energy and Utilities — 0.4%
400,000	UniSource Energy Corp., Cv., 4.500%, 03/01/35 (b)	398,622	401,000

	Entertainment — 0.1%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	50,000	59,000

	Environmental Services — 0.4%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14 (b)	350,000	405,125

	Equipment and Supplies — 0.0%
10,000	Regal-Beloit Corp., Sub. Deb. Cv., 2.750%, 03/15/24	10,000	20,575

	Financial Services — 1.8%
1,500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	1,500,000	1,815,000

	Health Care — 0.7%
100,000	Chemed Corp., Cv., 1.875%, 05/15/14	81,542	87,500
100,000	Kinetic Concepts Inc., Cv., 3.250%, 04/15/15 (b)	80,567	99,250
100,000	Millipore Corp., Cv., 3.750%, 06/01/26	103,769	103,625
150,000	Thoratec Corp., Sub. Deb. Cv. (STEP), 1.380%, 05/16/34	101,623	123,188
300,000	Wright Medical Group Inc., Cv., 2.625%, 12/01/14	250,288	264,000

		617,789	677,563

	Hotels and Gaming — 0.9%
900,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (b)	868,938	921,375

	Metals and Mining — 0.2%
100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	100,000	259,875

	Real Estate — 1.3%
2,400,000	Palm Harbor Homes Inc., Cv., 3.250%, 05/15/24	2,302,490	1,356,000

	Retail — 3.0%
60,000	Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17	51,294	80,625
100,000	Pier 1 Imports Inc., Cv. (STEP), 6.375%, 02/15/36	95,494	95,000
3,000,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	2,968,841	2,895,000

		3,115,629	3,070,625

	Specialty Chemicals — 2.3%
2,600,000	Ferro Corp., Cv., 6.500%, 08/15/13	1,699,190	2,320,500

	TOTAL CONVERTIBLE CORPORATE BONDS	26,484,314	27,825,702

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	CONVERTIBLE PREFERRED STOCKS — 2.2%
	Business Services — 0.0%
15,143	Interep National Radio Sales Inc., 4.000% Cv. Pfd., Ser. A† (a)(b)(c)	$1,347,183	$0
20,000	Key3Media Group Inc. (STEP), 5.500% Cv. Pfd., Ser. B† (a)	499,993	117

		1,847,176	117

	Communications Equipment — 0.5%
600	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	356,750	466,200

	Energy and Utilities — 0.8%
6,000	AES Trust III, 6.750% Cv. Pfd.	229,530	277,500
500	El Paso Corp., 4.990% Cv. Pfd. (b)	479,192	461,575
300	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	11,460	10,965
200	Whiting Petroleum Corp., 6.250%, Cv. Pfd.	20,008	35,932

		740,190	785,972

	Financial Services — 0.1%
35,000	Federal National Mortgage Association, 8.750%, Cv. Pfd., Ser. 08-1	89,924	62,300

	Health Care — 0.0%
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C† (a)(c)	91,465	8,832

	Telecommunications — 0.5%
14,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	398,212	518,000

	Transportation — 0.3%
2,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (a)	360,275	359,375

	TOTAL CONVERTIBLE PREFERRED STOCKS	3,883,992	2,200,796

	COMMON STOCKS — 36.3%
	Aerospace — 0.9%
4,000	Northrop Grumman Corp.	255,769	223,400
4,000	Rockwell Automation Inc.	112,643	187,920
65,000	Rolls-Royce Group plc†	560,739	507,616
3,900,000	Rolls-Royce Group plc, Cl. C†	6,371	6,299

		935,522	925,235

	Agriculture — 0.0%
1,000	Terra Industries Inc.	39,690	32,190

	Automotive: Parts and Accessories — 1.1%
30,000	Genuine Parts Co.	1,163,647	1,138,800

	Business Services — 0.1%
130,000	Trans-Lux Corp.† (d)	925,756	92,300

	Cable and Satellite — 0.3%
493,409	Adelphia Recovery Trust† (a)	0	0
8,000	Cablevision Systems Corp., Cl. A	183,139	206,560
2,000	Rogers Communications Inc., Cl. B	28,913	62,000

		212,052	268,560

	Communications Equipment — 0.4%
21,000	Corning Inc.	220,595	405,510

	Computer Hardware — 0.9%
7,000	International Business Machines Corp.	590,718	916,300

	Computer Software and Services — 0.5%
12,000	Diebold Inc.	345,871	341,400
20,000	Furmanite Corp.†	78,120	76,200
3,000	Microsoft Corp.	74,880	91,470

		498,871	509,070

	Consumer Products — 1.1%
1,000	Kimberly-Clark Corp.	64,447	63,710
50,000	Swedish Match AB	903,010	1,096,490

		967,457	1,160,200

	Diversified Industrial — 2.0%
95,000	General Electric Co.	2,016,402	1,437,350
355,000	National Patent Development Corp.† (b)	887,500	568,000
880	Textron Inc.	7,502	16,553

		2,911,404	2,021,903

	Electronics — 0.3%
15,000	Intel Corp.	294,853	306,000

	Energy and Utilities — 8.5%
4,000	Anadarko Petroleum Corp.	135,996	249,680
11,000	BP plc, ADR	664,847	637,670
1,500	CH Energy Group Inc.	54,441	63,780
8,000	Chevron Corp.	481,830	615,920
5,000	ConocoPhillips	263,972	255,350
3,000	Devon Energy Corp.	174,765	220,500
15,000	Exxon Mobil Corp.	886,881	1,022,850
14,000	FPL Group Inc.	763,504	739,480
55,000	Great Plains Energy Inc.	1,111,600	1,066,450
16,000	Halliburton Co.	476,264	481,440
38,000	Mirant Corp.†	549,490	580,260
1,200,000	Mirant Corp., Escrow† (a)	0	0
20,000	National Fuel Gas Co.	809,007	1,000,000
13,000	Northeast Utilities	214,950	335,270
10,000	Progress Energy Inc., CVO†	5,200	1,500
16,000	Royal Dutch Shell plc, Cl. A, ADR	1,014,367	961,760
12,000	SJW Corp.	260,028	270,840
10,000	Tullow Oil plc	187,466	210,783

		8,054,608	8,713,533

	Equipment and Supplies — 0.1%
3,000	Mueller Industries Inc.	98,955	74,520

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services — 5.6%
22,000	AllianceBernstein Holding LP	$471,214	$618,200
36,000	American Express Co.	1,599,021	1,458,720
3,000	GAM Holding Ltd.	38,877	36,512
4,000	HSBC Holdings plc, ADR	227,362	228,360
5,000	JPMorgan Chase & Co.	188,266	208,350
6,000	Julius Baer Group Ltd.	234,664	211,011
2,000	M&T Bank Corp.	124,496	133,780
12,000	Marsh & McLennan Companies Inc.	328,846	264,960
10,000	Morgan Stanley	225,668	296,000
5,000	PNC Financial Services Group Inc.	190,965	263,950
3,000	Royal Bank of Canada	154,809	160,650
8,000	The Bank of New York Mellon Corp.	198,990	223,760
60,000	Wells Fargo & Co.	1,682,858	1,619,400

		5,666,036	5,723,653

	Food and Beverage — 2.8%
2,000	Cadbury plc, ADR	78,832	102,780
10,000	Dr. Pepper Snapple Group Inc.	273,232	283,000
1,000	General Mills Inc.	51,574	70,810
2,000	Kraft Foods Inc., Cl. A	51,260	54,360
200,000	Parmalat SpA, GDR (b)(c)	809,275	560,400
1,020	Pernod-Ricard SA	57,595	87,602
30,000	The Coca-Cola Co.	1,311,355	1,710,000

		2,633,123	2,868,952

	Health Care — 7.2%
33,000	Eli Lilly & Co.	1,449,841	1,178,430
86,718	Elite Pharmaceuticals Inc.†	7,001	9,539
124,100	IMS Health Inc.	2,660,383	2,613,546
18,000	Johnson & Johnson	1,113,521	1,159,380
6,000	Merck & Co. Inc.	140,497	219,240
70,000	Pfizer Inc.	1,234,100	1,273,300
10,000	UnitedHealth Group Inc.	309,124	304,800
12,000	Varian Inc.†	610,839	618,480

		7,525,306	7,376,715

	Machinery — 0.0%
1,000	Mueller Water Products Inc., Cl. A	4,730	5,200

	Retail — 1.4%
4,000	CVS Caremark Corp.	121,015	128,840
13,000	Wal-Mart Stores Inc.	610,094	694,850
15,000	Walgreen Co.	434,290	550,800

		1,165,399	1,374,490

	Telecommunications — 2.4%
30,000	3Com Corp.†	225,300	225,000
4,000	BCE Inc.	104,940	110,440
4,000	Belgacom SA	156,812	145,190
3,000	Philippine Long Distance Telephone Co., ADR	91,004	170,010
2,000	Swisscom AG	761,690	764,851
2,000	Tandberg ASA	57,396	56,997
6,000	Telekom Austria AG	105,715	85,583
27,000	Verizon Communications Inc.	987,783	894,510

		2,490,640	2,452,581

	Transportation — 0.7%
6,000	Burlington Northern Santa Fe Corp.	584,920	591,720
4,000	GATX Corp.	106,654	115,000

		691,574	706,720

	Wireless Communications — 0.0%
2,000	Turkcell Iletisim Hizmetleri A/S, ADR	33,611	34,980
49	Winstar Communications Inc.† (a)	438	0

		34,049	34,980

	TOTAL COMMON STOCKS	37,124,985	37,107,412

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
3,679	PTV Inc., 10.000% Pfd., Ser. A†	0	294

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
1,300	Parmalat SpA, GDR, expire 12/31/15† (a)(b)(c)	0	1,319

	Health Care — 0.0%
12,930	Elite Pharmaceuticals Inc., expire 04/24/12† (a)(c)	8,535	849

	TOTAL WARRANTS	8,535	2,168

Principal
Amount
	CORPORATE BONDS — 1.2%
	Consumer Products — 0.0%
$1,500,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/10† (a)	0	0

	Diversified Industrial — 0.1%
100,000	Park-Ohio Industries Inc., Sub. Deb., 8.375%, 11/15/14	55,670	77,250

	Electronics — 0.3%
300,000	Stoneridge Inc., 11.500%, 05/01/12	301,887	301,500

	Energy and Utilities — 0.8%
1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	738,169	815,000

	Health Care — 0.0%
150,000	Sabratek Corp., Sub. Deb., 6.000%, 04/15/10† (a)	84,763	0

	Manufactured Housing and Recreational Vehicles — 0.0%
103,000	Fleetwood Enterprises Inc., 14.000%, 12/15/11† (a)	98,000	35,120

	Telecommunications — 0.0%
	AMNEX Inc., Sub. Deb.,
30,000	8.500%, 09/25/49† (a)	22,971	0
50,000	8.500%, 09/25/49† (a)(b)(c)	48,801	0

		71,772	0

	TOTAL CORPORATE BONDS	1,350,261	1,228,870

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 33.1%
	U.S. Treasury Bills — 30.3%
$30,976,000	U.S. Treasury Bills, 0.040% to 0.274%††, 02/11/10 to 06/21/10	$30,965,035	$30,967,783

	U.S. Treasury Cash Management Bills — 1.6%
1,610,000	U.S. Treasury Cash Management Bills, 0.160% to 0.165%††, 05/17/10 to 06/10/10	1,608,853	1,608,762

	U.S. Treasury Notes — 1.2%
1,200,000	U.S. Treasury Note, 4.125%, 08/15/10	1,228,558	1,228,453

	TOTAL U.S. GOVERNMENT OBLIGATIONS	33,802,446	33,804,998

TOTAL INVESTMENTS — 100.0%		$102,654,533	102,170,240

Other Assets and Liabilities (Net)			2,253

PREFERRED STOCK (965,548 preferred shares outstanding)			(24,138,700)

NET ASSETS — COMMON STOCK (13,130,267 common shares outstanding)			$78,033,793

NET ASSET VALUE PER COMMON SHARE ($78,033,793 ÷ 13,130,267 shares outstanding)			$5.94

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $405,612 or 0.40% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of Rule 144A securities amounted to $6,970,919 or 6.82% of total investments. Except as noted in (c), these securities are liquid.

(c)	At December 31, 2009, the Fund held investments in restricted and illiquid securities amounting to $571,400 or 0.56% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition
Shares/				12/31/09
Principal		Acquisition	Acquisition	Carrying Value
Amount	Issuer	Date	Cost	Per Unit
$50,000	AMNEX Inc., Sub. Deb., 8.500%, 09/25/49	09/15/97	$48,801	—
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C	04/25/07	91,465	$88.3200
12,930	Elite Pharmaceuticals Inc., Warrants expire 04/24/12	04/25/07	8,535	0.0657
15,143	Interep National Radio Sales Inc., 4.000% Cv. Pfd., Ser. A	05/03/02	1,347,183	—
200,000	Parmalat SpA, GDR	04/10/03	809,275	2.8020
1,300	Parmalat SpA, GDR, Warrants expire 12/31/15	11/09/05	—	1.0146

(d)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt

STEP	Step coupon bond. The rate disclosed is that in effect at December 31, 2009.
See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (cost $101,728,777)	$102,077,940
Investments in affiliates, at value (cost $925,756)	92,300
Cash	848
Receivable for investments sold	4,633
Dividends and interest receivable	376,305
Deferred offering expense	86,686
Prepaid expense	3,792

Total Assets	102,642,504

Liabilities:
Distributions payable	16,092
Payable for investment advisory fees	307,669
Payable for payroll expenses	15,994
Payable for accounting fees	11,250
Payable for shareholder communications expenses	48,922
Payable for legal and audit fees	47,162
Unrealized depreciation on swap contracts	7,954
Other accrued expenses	14,968

Total Liabilities	470,011

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,995,000 shares authorized with 965,548 shares issued and outstanding)	24,138,700

Net Assets Attributable to Common Shareholders	$78,033,793

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$86,355,253
Accumulated distributions in excess of net investment income	(95,346)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(7,733,867)
Net unrealized depreciation on investments	(484,293)
Net unrealized depreciation on swap contracts	(7,954)

Net Assets	$78,033,793

Net Asset Value per Common Share ($78,033,793 ÷ 13,130,267 shares outstanding, at $0.001 par value; 998,000,000 shares authorized)	$5.94

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $24,106)	$1,209,872
Interest	2,493,551

Total Investment Income	3,703,423

Expenses:
Investment advisory fees	942,465
Shareholder communications expenses	104,961
Directors’ fees	67,083
Legal and audit fees	59,486
Payroll expenses	52,334
Shareholder services fees	46,206
Accounting fees	45,000
Custodian fees	33,620
Interest expense	106
Miscellaneous expenses	58,837

Total Expenses	1,410,098

Less:
Advisory fee reduction	(502)
Advisory fee reduction on unsupervised assets (Note 4)	(621)

Total Reductions and Credits	(1,123)

Net Expenses	1,408,975

Net Investment Income	2,294,448

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments – unaffiliated	(5,287,509)
Net realized loss on investments – affiliated	(1,173,222)
Net realized gain on swap contracts	182,443
Net realized gain on foreign currency transactions	3,586

Net realized loss on investments, swap contracts, and foreign currency transactions	(6,274,702)

Net change in unrealized appreciation/depreciation:
on investments	20,788,081
on swap contracts	(28,463)

Net change in unrealized appreciation/depreciation on investments and swap contracts	20,759,618

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	14,484,916

Net Increase in Net Assets Resulting from Operations	16,779,364

Total Distributions to Preferred Shareholders	(1,441,812)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$15,337,552

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$2,294,448	$3,160,066
Net realized loss on investments, swap contracts, and foreign currency transactions	(6,274,702)	(706,713)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	20,759,618	(24,979,033)

Net Increase/(Decrease) in Net Assets Resulting from Operations	16,779,364	(22,525,680)

Distributions to Preferred Shareholders:
Net investment income	(1,441,812)	(1,818,913)
Net realized short-term gain	—	(48,380)
Net realized long-term gain	—	(88,960)

Total Distributions to Preferred Shareholders	(1,441,812)	(1,956,253)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	15,337,552	(24,481,933)

Distributions to Common Shareholders:
Net investment income	(1,110,747)	(1,225,678)
Net realized short-term gain	—	(32,601)
Net realized long-term gain	—	(59,945)
Return of capital	(4,377,186)	(8,866,584)

Total Distributions to Common Shareholders	(5,487,933)	(10,184,808)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	813,857	2,351,910
Net increase in net assets from repurchase of preferred shares	21,511	73,955

Net Increase in Net Assets from Fund Share Transactions	835,368	2,425,865

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	10,684,987	(32,240,876)

Net Assets Attributable to Common Shareholders:
Beginning of period	67,348,806	99,589,682

End of period (including undistributed net investment income of $0 and $0, respectively)	$78,033,793	$67,348,806

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2009	2008	2007	2006	2005
Operating Performance:
Net asset value, beginning of period	$5.19	$7.90	$8.31	$7.95	$8.32

Net investment income	0.18	0.24	0.42	0.45	0.40
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	1.10	(2.01)	0.20	0.92	0.20

Total from investment operations	1.28	(1.77)	0.62	1.37	0.60

Distributions to Preferred Shareholders: (a)
Net investment income	(0.11)	(0.14)	(0.11)	(0.09)	(0.14)
Net realized gain	—	(0.01)	(0.12)	(0.13)	(0.05)

Total distributions to preferred shareholders	(0.11)	(0.15)	(0.23)	(0.22)	(0.19)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.17	(1.92)	0.39	1.15	0.41

Distributions to Common Shareholders:
Net investment income	(0.09)	(0.09)	(0.31)	(0.34)	(0.25)
Net realized gain	—	(0.01)	(0.32)	(0.46)	(0.29)
Paid-in capital	(0.33)	(0.70)	(0.17)	—	(0.26)

Total distributions to common shareholders	(0.42)	(0.80)	(0.80)	(0.80)	(0.80)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00 (f)	—	0.00 (f)	0.01	0.02

Increase in net asset value from repurchase of preferred shares	0.00 (f)	0.01	—	—	—

Offering costs for preferred shares charged to paid-in capital	—	—	—	—	(0.00	)(f)

Total fund share transactions	0.00 (f)	0.01	0.00 (f)	0.01	0.02

Net Asset Value Attributable to Common Shareholders, End of Period	$5.94	$5.19	$7.90	$8.31	$7.95

NAV total return †	23.72%	(25.57)%	4.44%	14.80%	4.40%

Market value, end of period	$5.81	$5.55	$7.67	$8.95	$8.83

Investment total return ††	13.16%	(18.02)%	(5.85)%	11.32%	4.50%

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2009	2008	2007	2006	2005
Ratios and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$102,173	$91,782	$149,360	$152,158	$145,324
Net assets attributable to common shares, end of period (in 000’s)	$78,034	$67,349	$99,590	$102,388	$95,554
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	3.28%	3.65%	4.90%	5.51%	4.93%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	2.01%	2.06%	2.23%	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)(c)	2.01%	1.64%	1.75%	2.07%	1.92%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.50%	1.45%	1.51%	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)(c)	1.50%	1.15%	1.18%	1.37%	1.27%
Portfolio turnover rate †††	71%	76%	61%	51%	32%
Preferred Stock:
6.000% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$24,139	$24,433	$24,770	$24,770	$24,770
Total shares outstanding (in 000’s)	966	977	991	991	991
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$23.95	$22.75	$24.07	$24.10	$25.14
Asset coverage per share	$105.82	$93.91	$75.02	$76.43	$73.00
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—	—	$25,000	$25,000	$25,000
Total shares outstanding (in 000’s)	—	—	1	1	1
Liquidation preference per share	—	—	$25,000	$25,000	$25,000
Average market value (d)	—	—	$25,000	$25,000	$25,000
Asset coverage per share	—	—	$75,025	$76,431	$72,998
Asset Coverage (e)	423%	376%	300%	306%	292%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005, would have been 98%, 65%, and 59%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2007 and December 31, 2006, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.74% and 2.05%, respectively, and the ratios of operating expenses to average net assets including liquidation value of preferred shares would have been 1.17% and 1.37%, respectively. For the years ended December 31, 2009, 2008, and 2005, the effect of the custodian fee credits was minimal.

(c)	The Fund incurred dividend expense on securities sold short for the years ended December 31, 2006 and 2007. If 2006 dividend expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 2.06% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.37%. For the year ended December 31, 2007, the effect of the dividend expense on securities sold short was minimal.

(d)	Based on weekly prices.

(e)	Asset coverage is calculated by combining all series of preferred stock.

(f)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors (the “Board”), at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.
     Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the “80% Policy”). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	—	$27,825,702	$0	$27,825,702
Convertible Preferred Stocks:
Business Services	—	—	117	117
Health Care	—	—	8,832	8,832
Transportation	—	359,375	—	359,375
Other Industries (a)	$1,832,472	—	—	1,832,472

Total Convertible Preferred Stocks	1,832,472	359,375	8,949	2,200,796

Common Stocks:
Aerospace	918,936	6,299	—	925,235
Cable and Satellite	268,560	—	0	268,560
Energy and Utilities	8,713,533	—	0	8,713,533
Wireless Communications	34,980	—	0	34,980
Other Industries (a)	27,165,104	—	—	27,165,104

Total Common Stocks	37,101,113	6,299	0	37,107,412

Preferred Stocks (a)	294	—	—	294
Warrants (a)	—	2,168	—	2,168
Corporate Bonds	—	1,193,750	35,120	1,228,870
U.S. Government Obligations	—	33,804,998	—	33,804,998

TOTAL INVESTMENTS IN SECURITIES	$38,933,879	$63,192,292	$44,069	$102,170,240

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
Contract for Difference Swap Agreements	$—	$(7,954)	$—	$(7,954)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation of the instrument.
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	12/31/09	at 12/31/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$0	$—	$(882,893)	$882,893	$0	$—	$0	$—
Convertible Preferred Stocks:
Business Services	117	—	—	—	—	—	117	—
Health Care	5,021	—	—	3,811	—	—	8,832	3,811

Total Convertible Preferred Stocks	5,138	—	—	3,811	—	—	8,949	3,811

Common Stocks:
Cable and Satellite	—	—	—	—	—	0	0	—
Energy and Utilities	3,300	—	—	—	—	(3,300)	0	—
Wireless Communications	0	—	—	—	—	—	0	—

Total Common Stocks	3,300	—	—	—	—	(3,300)	0	—

Warrants:
Consumer Products	0	—	(120,955)	120,955	0	—	—	—
Corporate Bonds	70,241	—	—	(35,121)	—	—	35,120	(35,121)

TOTAL INVESTMENTS IN SECURITIES	$78,679	$—	$(1,003,848)	$972,538	$0	$(3,300)	$44,069	$(31,310)

†	Net change in unrealized appreciation/depreciation is included in the related amounts on investments in the Statement of Operations.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
Swap Agreements. The Fund may enter into swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2009 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Depreciation
$378,667 (47,500 Shares)	Market Value Appreciation on: Rolls-Royce Group plc	One Month LIBOR plus 90 bps plus Market Value Depreciation on: Rolls-Royce Group plc	6/25/10	$ (7,922)
4,633 (2,850,000 Shares)	Rolls-Royce Group plc, Cl. C	Rolls-Royce Group plc, Cl. C	6/25/10	(32)

$ (7,954)

The Fund increased the volume of activity in equity contract for difference swap agreements during the year ended December 31, 2009 with an average notional amount of approximately $285,563.
As of December 31, 2009, the value of equity contract for difference swap agreements that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts.
For the year ended December 31, 2009, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on futures. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2009, the Fund had no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
     Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2009.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and reclassification of gains on swaps. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated distributions in excess of net investment income by $239,837 and to increase accumulated net realized loss on investments, swap contracts, and foreign currency translations by $247,369, with an offsetting adjustment to paid-in capital.
     Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.
     The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$1,110,747	$1,441,812	$1,258,279	$1,867,293
Net long-term capital gains	—	—	59,945	88,960
Return of capital	4,377,186	—	8,866,584	—

Total distributions paid	$5,487,933	$1,441,812	$10,184,808	$1,956,253

     Currently, the Fund has a fixed distribution policy. Under the policy, the Fund declares and pays quarterly distributions from net investment income and capital gains. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend.
     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(6,349,308)
Net unrealized depreciation on investments and swap contracts	(1,729,123)
Other temporary differences*	(243,029)

Total	$(8,321,460)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables, conversion premiums, income from investments in hybrid securities, and mark-to-market accrual adjustments on investments in swap contracts.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $6,349,308, which are available to reduce future required distributions of net capital gains to shareholders through 2017.
     At December 31, 2009, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes, basis adjustments for investments in partnerships, and basis adjustments on qualified five year tax gains.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$103,891,410	$6,551,601	$(8,272,771)	$(1,721,170)
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
an annual basis to 1.00% of the value of the Fund’s average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.
     The Fund’s total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2009, the Fund’s total return on the NAV of the Common Shares exceeded the stated dividend rate or net swap expense of the outstanding Preferred Stock. Thus, advisory fees were accrued on these assets.
     During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $37,201 to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser), and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2009, the Fund paid or accrued $52,334 in payroll expenses in the Statement of Operations.
     The Fund pays each Director who is not considered an affiliated person an annual retainer of $5,000 plus $750 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Advisory Fee Reduction on Unsupervised Assets. This reduction in the advisory fee paid to the Adviser relates to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During 2009, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $621.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $40,595,772 and $41,572,636, respectively.
     Purchases and sales of U.S. Government obligations for the year ended December 31, 2009, other than short-term obligations, aggregated $1,229,062 and $4,490,000, respectively.
6. Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2009 and December 31, 2008, the Fund did not repurchase any shares of its common stock in the open market.
Transactions in common stock were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	161,972	$813,857	369,897	$2,351,910
     The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     A shelf registration went effective June 12, 2008 and gives the Fund the ability to offer additional preferred shares and promissory notes.
     On March 18, 2003, the Fund received net proceeds of $24,531,741 after underwriting discounts of $250,000 and offering expenses of $218,259 from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). On June 25, 2008, the Fund, as authorized by the Board, redeemed 100% of its Series C Stock. Shareholders of the Series C Stock received the redemption price of $25,000 per share, which was equal to the liquidation preference of the Series C Stock, together with any accumulated and unpaid dividends, for each of his or her shares of Series C Stock redeemed.
     On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock (“Series B Stock”). Commencing March 19, 2008 and thereafter, the Fund, at its option, may redeem the Series B Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase on the open market at prices less than the $25 liquidation value of the Series B Stock. During the year ended December 31, 2009 the Fund repurchased and retired 11,794 shares of the Series B Stock in the open market at a cost of $273,339 and an average discount of approximately 7.34% from its liquidation preference. At the time the Fund repurchased its Series B Stock, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series B Stock; therefore advisory fees were not paid on these shares, reducing the advisory fee by $502. At December 31, 2009, 965,548 shares of Series B Stock were outstanding and accrued dividends amounted to $16,092.
     During the year ended December 31, 2008 the Fund repurchased and retired 13,458 shares of its Series B Stock in the open market at a cost of $262,495 and an average discount of approximately 20.93% from its liquidation preference.
     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
7. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2009 is set forth below:

							Percent
				Net Change in		Value at	Owned of
	Beginning	Shares	Ending	Unrealized	Realized	December 31,	Shares
	Shares	Sold	Shares	Appreciation	Loss	2009	Outstanding
Trans-Lux Corp.	310,000	(180,000)	130,000	$15,926	$(1,173,222)	$92,300	6.44%
8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
10. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
The Gabelli Convertible and Income Securities Fund Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible and Income Securities Fund Inc. (hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2010

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Director	During Past Five Years	Held by Director[5]
INTERESTED DIRECTORS[3]:
Mario J. Gabelli	Since 1989*	26	Chairman and Chief Executive Officer	Director of Morgan Group
Director and			of GAMCO Investors, Inc. and Chief	Holdings, Inc. (holding
Chief Investment			Investment Officer — Value Portfolios	company); Chairman of the
Officer Age: 67			of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[6]:
E. Val Cerutti	Since 1989***	7	Chief Executive Officer of Cerutti	Director of The LGL Group,
Director			Consultants, Inc.	Inc. (diversified
Age: 70				manufacturing)

Anthony J. Colavita[4]	Since 1989**	34	President of the law firm of	—
Director			Anthony J. Colavita, P.C.
Age: 74

Dugald A. Fletcher	Since 1989***	2	President, Fletcher & Company, Inc.	Director of Harris and
Director				Harris Group, Inc. (venture
Age: 80				capital)

Anthony R. Pustorino	Since 1989***	13	Certified Public Accountant; Professor	Director of The LGL Group,
Director			Emeritus, Pace University	Inc. (diversified
Age: 84				manufacturing)

Werner J. Roeder, MD4	Since 2001*	22	Medical Director of Lawrence Hospital	—
Director			and practicing private physician
Age: 69

Anthonie C. van Ekris	Since 1992**	20	Chairman of BALMAC International,	—
Director			Inc. (commodities and futures
Age: 75			trading)

Salvatore J. Zizza	Since 1991**	28	Chairman of Zizza & Co., Ltd.	Director of Hollis-Eden
Director			(consulting)	Pharmaceuticals
Age: 64				(biotechnology) Director of Trans-Lux Corporation (business services)

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
ADDITIONAL FUND INFORMATION (Unaudited) (Continued)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 58	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Laurissa M. Martire Vice President and Ombudsman Age: 33	Since 2004	Vice President of The Gabelli Global Multimedia Trust Inc. since 2004. Assistant Vice President of GAMCO Investors, Inc. since 2003

Agnes Mullady Treasurer and Secretary Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* — Term expires at the Fund’s 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

** — Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** — Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Represents holders of the Fund’s Preferred Stock.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons are considered “Independent” Directors.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 12, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Annual Meeting of The Gabelli Convertible and Income Securities Fund’s shareholders will be held on Monday, May 17, 2010 at the Greenwich Library in Greenwich, Connecticut.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
INCOME TAX INFORMATION (Unaudited)
December 31, 2009
Cash Dividends and Distributions

		Total Amount	Ordinary	Long-Term		Dividend
Payable	Record	Paid	Investment	Capital	Return of	Reinvestment
Date	Date	Per Share (a)	Income (a)	Gains (a)	Capital (c)	Price
Common Shares
03/24/09	03/17/09	$0.10000	$0.02034	—	$0.07966	$4.79750
06/23/09	06/16/09	0.10000	0.02034	—	0.07966	4.91150
09/23/09	09/16/09	0.10000	0.02034	—	0.07966	5.70950
12/17/09	12/14/09	0.12000	0.02441	—	0.09559	5.79850

		$0.42000	$0.08543	—	$0.33457

6.000% Series B Cumulative Preferred Stock
03/26/09	03/19/09	$0.37500	$0.37500	—
06/26/09	06/19/09	0.37500	0.37500	—
09/28/09	09/21/09	0.37500	0.37500	—
12/28/09	12/18/09	0.37500	0.37500	—

		$1.50000	$1.50000	—
     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2009 tax returns. Ordinary income distributions include net investment income and net realized short-term capital gains.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2009
Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income
     The Fund paid to common and 6.00% Series B Cumulative Preferred shareholders ordinary income dividends of $0.0854 and $1.5000 per share, respectively, in 2009. For the year ended December 31, 2009, 29.49% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 39.92% of the ordinary income distribution was qualified dividend income and 62.50% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2009 derived from U.S. Treasury securities was 0.74%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2009. The percentage of U.S. Treasury securities held as of December 31, 2009 was 33.09%.
Historical Distribution Summary

		Short-Term	Long-Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to
	Income (b)	Gains (b)	Gains	Capital (c)	Distributions (a)	Cost Basis (d)
Common Shares
2009	$0.08543	—	—	$0.33457	$0.42000	$0.33457
2008	0.11672	$0.00460	$0.00796	0.67072	0.80000	0.67072
2007	0.30784	0.07582	0.24480	0.17154	0.80000	0.17154
2006	0.34356	0.12104	0.33540	—	0.80000	—
2005	0.29540	0.05780	0.20644	0.24036	0.80000	0.24036
2004	0.18800	—	—	0.61200	0.80000	0.61200
2003	0.18800	—	0.05160	0.56040	0.80000	0.56040
2002	0.27170	—	—	0.47830	0.75000	0.47830
2001	0.47550	0.06950	0.26500	—	0.81000	—
2000	0.56610	0.32670	0.40720	—	1.30000	—
1999	0.38990	0.44590	0.19420	—	1.03000	—
1998	0.38660	0.24130	0.29210	—	0.92000	—
1997	0.39690	0.22850	0.33460	—	0.96000	—
1996	0.49000	0.14160	0.10340	—	0.73500	—
1995	0.55740	0.20410	0.35950	0.02900	1.15000	0.02900
1994	0.57300	0.11500	0.21200	—	0.90000	—
1993	0.56100	0.20000	0.66400	—	1.42500	—
1992	0.65400	0.09000	0.13200	—	0.87600	—
1991	0.70600	0.11200	0.04700	—	0.86500	—
1990	0.69000	—	—	—	0.69000	—
1989	0.11500	—	—	—	0.11500	—

6.000% Series B Cumulative Preferred Stock
2009	$1.50000	—	—	—	$1.50000	—
2008	1.35400	$0.05360	$0.09240	—	1.50000	—
2007	0.73128	0.18220	0.58652	—	1.50000	—
2006	0.64417	0.22693	0.62890	—	1.50000	—
2005	0.79175	0.15491	0.55334	—	1.50000	—
2004	1.50000	—	—	—	1.50000	—
2003	0.90900	—	0.24930	—	1.15830	—

Series C Auction Rate Cumulative Preferred Stock
2009	—	—	—	—	—	—
2008	$398.85232	$15.74412	$27.20356	—	$441.80000	—
2007	656.77286	163.65570	526.77144	—	1.347.20000	—
2006	525.22150	185.03180	512.76670	—	1.223.02000	—
2005	438.5016	85.79450	306.46390	—	830.76000	—
2004	375.0800	—	—	—	375.08000	—
2003	187.3200	—	51.34000	—	238.66000	—

(a)	Total amounts may differ due to rounding.

(b)	Taxable as ordinary income for Federal tax purposes.

(c)	Non-taxable.

(d)	Decrease in cost basis.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DIRECTORS AND OFFICERS
THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
One Corporate Center, Rye, NY 10580-1422
Directors
Mario J. Gabelli, CFA
     Chairman & Chief Executive Officer,
      GAMCO Investors, Inc.
E. Val Cerutti
     Chief Executive Officer,
     Cerutti Consultants, Inc.
Anthony J. Colavita
     President,
     Anthony J. Colavita, P.C.
Dugald A. Fletcher
     President, Fletcher & Company, Inc.
Anthony R. Pustorino
     Certified Public Accountant,
     Professor Emeritus, Pace University
Werner J. Roeder, MD
     Medical Director,
     Lawrence Hospital
Anthonie C. van Ekris
     Chairman, BALMAC International, Inc.
Salvatore J. Zizza
     Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
     President
Peter D. Goldstein
     Chief Compliance Officer
Laurissa M. Martire
     Vice President & Ombudsman
Agnes Mullady
     Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
State Street Bank and Trust Company
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		6.00%
	Common	Preferred
NYSE–Symbol:	GCV	GCV PrB
Shares Outstanding:	13,130,267	965,548
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. One Corporate Center, Rye, NY 10580-1422 Phone: 800-GABELLI (800-422-3554) Fax: 914-921-5118 Internet: www.gabelli.com e-mail: closedend@gabelli.com GCV Q4/2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $51,500 for 2008 and $41,400 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,812 for 2008 and $5,366 for 2009. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2008 and $5,000 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R. Pustorino and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
     - Operations
     - Legal Department

     - Proxy Department
     - Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.
•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:
     The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.
•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:

-	Paying greenmail

-	Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
-	Stock split

-	Stock option or other executive compensation plan

-	Finance growth of company/strengthen balance sheet

-	Aid in restructuring

-	Improve credit rating

-	Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGER
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Convertible and Income Securities Fund Inc., (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts	Total	is Based on	is Based on
Manager	Accounts	Managed	Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	22	12.8B	5	3.8B

	Other Pooled Investment Vehicles:	15	382.9M	14	349.9M

	Other Accounts	1,840	10.6B	6	1.2B
POTENTIAL CONFLICTS OF INTEREST
As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.
PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
OWNERSHIP OF SHARES IN THE FUND
Mario Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2009.
(b)	Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 07/01/09 through 07/31/09	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,114,745 Preferred Series B – 965,548

Month #2 08/01/09 through 08/31/09	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,114,745 Preferred Series B – 965,548

Month #3 09/01/09 through 09/30/09	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,130,267 Preferred Series B – 965,548

Month #4 10/01/09 through 10/31/09	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,130,267 Preferred Series B – 965,548

Month #5 11/01/09 through 11/30/09	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,130,267 Preferred Series B – 965,548

Month #6 12/01/09 through 12/31/09	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,130,267 Preferred Series B – 965,548

Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 3/5/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 3/5/10

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/5/10

*	Print the name and title of each signing officer under his or her signature.